Exhibit 10.5

NO. S-258388

VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, C. C-36

AND

IN THE MATTER OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PLAN OF COMPROMISE OR ARRANGEMENT OF TILT HOLDINGS INC.

PETITIONER

PROXY

Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Meeting Order pronounced in these proceedings on November 17, 2025.

In accordance with the Meeting Order, the Petitioner has been authorized to convene a Meeting where each Junior Secured Noteholder may, whether in person or by proxy, vote on whether to accept the plan of compromise, arrangement, and reorganization of the Petitioner dated as of November 17, 2025 (as may be amended from time to time, the “Plan”).

Before completing this proxy, please read carefully the “Instructions for Completion of Proxy” included herewith.

In accordance with the terms of the Meeting Order and the Plan, this proxy may only be filed by a Junior Secured Noteholder.

If any person is to attend the Meeting (or any adjournment thereof) on behalf of a Junior Secured Noteholder and vote on the Plan, or if a Junior Secured Noteholder wishes to appoint the representative designated by the Monitor to act as its proxy, this proxy form must be completed and signed by such Junior Secured Noteholder and received by the Monitor, PricewaterhouseCoopers Inc., before the Meeting Time of 2:00 p.m. (Vancouver time) on December 1, 2025.

THE UNDERSIGNED hereby revokes all proxies previously given and nominates, constitutes, and appoints:

(a)	or,
(b)	or if nobody is specified in (a) above, nominates Morag Cooper of PricewaterhouseCoopers Inc. in its capacity as Monitor of the Petitioner, or such person as he/she may designate as proxy of the undersigned, with power of substitution, to attend on behalf of and act for the undersigned at the Meeting, and at any and all adjournments of the Meeting, in order to vote on the Resolution as follows (mark only one):

[  ] VOTE FOR approval of the Plan; or

[  ] VOTE AGAINST approval of the Plan.

Dated at                                                       this                      day of                                            , 2025.

Name of Junior Secured Noteholder:

Signature:	Name:

Title:

(print name and title of authorised signatory)

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This proxy should be read conjunction with the Plan and the Meeting Order, copies of which are included in the Meeting Materials delivered to you and are available on the Monitor’s Website at: www.pwc.com/ca/tilt.

2.

The Junior Secured Noteholder executing this proxy, who has a right to vote at the Meeting, also has the right to appoint a person as their proxy to attend, act, and vote for and on their behalf at the Meeting, or any adjournments. To appoint a person a proxy, their name must be inserted where indicated above.

3.

If no name has been inserted in the space provided, Morag Cooper of PricewaterhouseCoopers Inc., in its capacity as Monitor, or such other representative of the Monitor as she may designate, is deemed to be appointed as proxy holder, with the power of substitution.

4.	If the proxy is not dated in the space provided therefor, it is deemed to be dated on which it is received by the Monitor.
5.

This proxy must be signed by a Junior Secured Noteholder by an authorised signatory. Where the Junior Secured Noteholder is a corporation (or other non-natural person), it must be executed by an authorised signatory with an indication of the title of the signatory.

6.

Valid proxies bearing or deemed to be bearing a later date shall revoke prior dated proxies. In the event that more than one valid proxy for a Junior Secured Noteholder and bearing or deemed to be bearing the same date is received with conflicting instructions, such proxies will be treated as disputed proxies and shall not be counted for the purposes of the vote.

7.	This proxy must be received by the Monitor by delivery or e-mail before the Meeting Time of 2:00 pm (Vancouver time) on December 1, 2025, at the following address:

PricewaterhouseCoopers Inc.

Court-appointed Monitor of TILT Holdings Inc.

Suite 1400 — 250 Howe Street

Vancouver, British Columbia V6C 3S7

Attention: Morag Cooper and Spencer Oppal

E-mail: morag.c.cooper@pwc.com; spencer.oppal@pwc.com

8.	This proxy may also be deposited with the Chair of the Meeting prior to commencement of the Meeting. No proxy will be accepted by the Chair of the Meeting after commencement of the Meeting.